UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2018, StarTek, Inc. (the “Company”) and Amazon.com, Inc. (“Amazon”) entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which the Company agreed to issue to Amazon.com NV Investment Holdings LLC, a wholly owned subsidiary of Amazon (“NV Investment”), a warrant (the “Warrant”) to acquire up to 4,000,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), subject to certain vesting events described below. The Company and Amazon entered into the Transaction Agreement in connection with existing commercial arrangements between the Company and Amazon pursuant to which the Company provides and will continue to provide commercial services to Amazon. The vesting of the Warrant Shares, described below, is linked to payments made by Amazon or its affiliates (directly or indirectly through third parties) pursuant to the existing commercial arrangements.

Warrant

The Warrant Shares will vest based on Amazon’s payment of up to $600 million to the Company in connection with Amazon’s receipt of commercial services from the Company. The first tranche of 425,532 Warrant Shares vested upon the execution of the Warrant and the Transaction Agreement. The remaining Warrant Shares will vest from time to time if and as certain revenue thresholds are met over the life of the Warrant. The exercise price for the Warrant Shares will be $9.96 per share of Common Stock. The Warrant is exercisable through January 23, 2026.

Upon the consummation of certain change of control transactions (as defined in the Warrant), the Warrant will automatically vest and become exercisable for all of the Warrant Shares. The exercise price and the Warrant Shares issuable upon exercise of the Warrant are subject to customary antidilution adjustments.

Transaction Agreement

The Transaction Agreement sets forth certain governance arrangements and provisions relating to Amazon’s equity interest in the Company, including customary registration rights, and includes customary representations, warranties and covenants of the Company and Amazon.

The Transaction Agreement contains certain restrictions on Amazon’s ability to transfer the Warrant and the Warrant Shares. The Transaction Agreement also contains certain customary standstill restrictions that remain in effect during the period from the execution of the Transaction Agreement until such time as Amazon and its affiliates beneficially own less than 10% of the outstanding shares of Common Stock (the “Standstill Period”). During the Standstill Period, Amazon and its affiliates will be required to vote all of their shares of Common Stock in excess of 19.9% of the Company’s outstanding shares of Common Stock in accordance with the recommendation of the Company’s Board of Directors.

Pursuant to the Transaction Agreement, the Warrant may be exercised with respect to Warrant Shares representing 19.9% of the shares of Common Stock outstanding as of the date of issuance of the Warrant, or 3,222,681 shares of Common Stock, without the approval of the Company’s stockholders but subject to the vesting requirements of the Warrant. The exercise of the remaining 777,319 Warrant Shares (the “Excess Warrant Shares”) is subject to the prior approval of the Company’s stockholders, as required under the rules of the New York Stock Exchange (the “Stockholder Approval”), in addition to the vesting requirements. Pursuant to the Transaction Agreement, the Company has agreed to seek the Stockholder Approval at the next annual or special meeting of the Company’s stockholders (the “Stockholder Meeting”).

The Warrant and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder. The Warrant was issued only to NV Investment in connection with the transactions contemplated by the Transaction Agreement. This Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosures under Item 1.01 of this Form 8-K.

Additional Information about the Transactions and Where to Find It

This communication is being made in respect of the transactions between the Company and Amazon and the related issuance of the Warrant described herein. The exercisability of the Warrant with respect to the Excess Warrant Shares will be submitted to the Company’s stockholders for the Stockholder Approval. The Company intends to file with the SEC a proxy statement for the Stockholder Meeting (the “Proxy Statement”) that will include a proposal relating to the Stockholder Approval. This communication does not constitute a solicitation of any vote or proxy from any of the Company’s stockholders. Investors are urged to read the Proxy Statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the Proxy Statement, because they will contain important information about the transactions between the Company and Amazon, the issuance of the Warrant and the proposal relating to the Stockholder Approval. The Proxy Statement will be mailed to the Company’s stockholders. In addition, the Proxy Statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the Proxy Statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of the Company’s website, www.startek.com, or by directing a written request to
StarTek Investor Relations, 8200 E. Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111 or at tel: (303) 262-4500 or email: investor@startek.com.

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Stockholder Approval. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 22, 2017 and in the Company’s Proxy Statement filed with the SEC on March 29, 2017. Additional information regarding these persons and their interests in the transactions will be included in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: January 23, 2018	By:	/s/ Don Norsworthy
Don Norsworthy Senior Vice President, Chief Financial Officer and Treasurer